UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): October 12, 2007

XCORPOREAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18718	75-2242792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 340, Los Angeles, California 90025
(Address of principal executive offices) (Zip Code)

(310) 424-5668
(Registrant's telephone number, including area code)

CT HOLDINGS ENTERPRISES, INC.
2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Except for statements of historical fact, the matters discussed in this report are forward looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond our control that may cause actual results to differ materially from stated expectations. These risk factors include, among others, limited operating history, difficulty in developing, exploiting and protecting proprietary technologies, uncertainty in legal proceedings, intense competition, and substantial regulation in the medical device industry; and additional risks factors as discussed in our reports filed with the Securities and Exchange Commission, which are available on its website at http://www.sec.gov.

Item 2.01	Completion of Acquisition or Disposition of Assets

This report reflects the closing of the transactions contemplated by the merger agreement attached as Exhibit 2.1 to our Current Report on Form 8-K dated August 10, 2007, which is incorporated herein by reference.

On October 12, 2007, pursuant to the merger agreement, our newly-formed wholly-owned merger subsidiary merged with and into Xcorporeal, Inc. (referred to hereinafter as pre-merger Xcorporeal), which became our wholly-owned subsidiary and changed its name to Xcorporeal Operations, Inc. We amended and restated our certificate of incorporation and bylaws to be substantially identical to pre-merger Xcorporeal’s, and changed our name to Xcorporeal, Inc.

Immediately prior to the merger, we caused a one for 8.27 reverse split of our common stock. Each share of pre-merger Xcorporeal common stock was then converted into one share of our common stock. In addition, we assumed all outstanding pre-merger Xcorporeal options and warrants to purchase pre-merger Xcorporeal common stock.

We also adopted a new 2007 Incentive Compensation Plan substantially identical to pre-merger Xcorporeal’s 2006 Incentive Compensation Plan in effect immediately prior to the merger.

Additional disclosure, including information regarding us and our securities upon consummation of the transaction, is included in our information statement and prospectus (referred to hereinafter as the information statement) dated September 21, 2007, Registration No. 333-145856, which is incorporated herein by reference in its entirety.

Item 4.01	Changes in Registrant's Certifying Accountant

Effective October 12, 2007, following effectiveness of the merger described in Item 2.01 which is incorporated by reference in this item, we dismissed KBA Group LLP and appointed BDO Seidman, LLP as our independent registered public accounting firm. BDO Seidman served as the independent registered accounting firm of pre-merger Xcorporeal prior to effectiveness of the merger.

The decision regarding the end of the KBA Group engagement and the commencement of the BDO Seidman engagement was made and approved by the Audit Committee of our Board of Directors based upon the effectiveness of the merger.

During our two most recent fiscal years, we did not consult with BDO Seidman regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) or Regulation S-K.

KBA Group's reports on our consolidated financial statements for each of the fiscal years ended December 31, 2006, and 2004 did not contain any adverse opinion of disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that they expressed substantial doubt about our ability to continue as a going concern.

In connection with the audits of the fiscal years ended December 31, 2006, and 2005, and the interim period through October 12, 2007, there have been no disagreements between us and KBA Group on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBA Group, would have caused it to make reference in connection with their opinion to the subject matter of the disagreements.

We have provided KBA Group with a copy of the foregoing disclosures and requested that KBA Group furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and, if not, stating the respects in which it does not agree.

Item 5.01	Changes in Control of Registrant

On October 12, 2007, as a result of the effectiveness of the merger described in Item 2.01 which is incorporated by reference in this item, the former stockholders of pre-merger Xcorporeal received an aggregate of 14,000,050 newly issued shares of our common stock, representing approximately 97.6% of our now outstanding common stock.

Additional information is included in the information statement which is incorporated herein by reference, including under "Questions and Answers About the Merger" on pages 1-3, "Summary of Information Statement - Ownership of CTHE After the Merger" on page 7, "Risk Factors" beginning on page 15, and "The Merger" on pages 24-27.

Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers; Compensatory Arrangements of Certain Officers

On October 12, 2007, upon effectiveness of the merger described in Item 2.01 which is incorporated by reference in this item, our former directors and officers resigned from their positions and the directors and officers of pre-merger Xcorporeal became our directors and officers. Terren S. Peizer, Marc G. Cummins, Daniel S. Goldberger, Victor Gura, M.D., Herve de Kergrohen, Nicholas Lewin, Kelly J. McCrann, and Jay Wolf are our directors. Mr. Peizer is our Executive Chairman, Winson Tang is our Chief Operating Officer, and Robert Weinstein is our Chief Financial Officer and Secretary.

Additional information is included in the information statement which is incorporated herein by reference, including under "The Merger - General" on page 24, "The Merger Agreement" on pages 33-36, and "Directors, Executive Officers, Promoters, Control Persons and Corporate Governance; Compliance with Section 16(a) of the Exchange Act" on pages 51-59.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On October 12, 2007, pursuant to the merger agreement described in Item 2.01 which is incorporated by reference in this item, we filed an Amended and Restated Certificate of Incorporation with the State of Delaware, which is substantially identical to the Certificate of Incorporation of pre-merger Xcorporeal, a copy of which is attached as Exhibit 3.1 hereto.

On October 12, 2007, upon effectiveness of the merger, we adopted new Bylaws, which are substantially identical to the Bylaws of pre-merger Xcorporeal, a copy of which is attached as Exhibit 3.2 hereto.

Additional information is included in the information statement which is incorporated herein by reference, including under "Charter Amendments" on page 32.

Item 5.05	Amendments to Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On October 12, 2007, upon effectiveness of the merger described in Item 2.01 which is incorporated by reference in this item, we adopted a new Code of Ethics, which is substantially identical to the Code of Ethics of pre-merger Xcorporeal. A copy of our Code of Ethics is attached as Exhibit 14.1 hereto.

Item 5.06	Change in Shell Company Status

On October 12, 2007, as a result of the completion of the merger described in Item 2.01 which is incorporated by reference in this item, we are no longer a shell company. Additional information, including the material terms of the transaction, is included in the information statement, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On October 15, 2007 we issued a press release regarding the effectiveness of the merger, a copy of which is furnished as Exhibit 99.1 hereto.

A letter from our Executive Chairman is furnished as Exhibit 99.2 hereto.

Additional information concerning the company is available on our website at http://xcorporeal.com.

Unless otherwise required by law, we disclaim any obligation to release publicly any updates or any changes in expectations, or any change in events, conditions or circumstances on which any forward-looking statements are based.

We are a medical device company developing an innovative extra-corporeal platform of products that may be used in devices to replace the function of various human organs. The platform leads to three initial products; devices for home and hospital renal replacement therapy (RRT) and the Wearable Artificial Kidney (WAK). These devices will seek to provide patients with improved, efficient and cost effective therapy.

The success of our business is subject to risks and uncertainties, including those set forth under "Risk Factors" beginning on page 15 of the information statement which is incorporated herein by reference.

As of October 12, 2007, following effectiveness of the merger, our Standard Industrial Classification (SIC) Code is 3845 Electromedical and Electrotherapeutic Apparatus, and the CUSIP number for shares of our common stock is 98400 P 104.

As of October 15, 2007, shares of our common stock are quoted on the OTC Bulletin Board under the new symbol XCPL.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Interim Financial Statements of pre-merger Xcorporeal for the six and three-month periods ended June 30, 2007 are included on pages F-1 through F-9 of the information statement, which is incorporated herein by reference.

Audited Financial Statements of pre-merger Xcorporeal for the years ended December 31, 2006, and December 31, 2005, are included on pages F-10 through F-26 of the information statement, which is incorporated herein by reference.

(d)	Exhibits

No.	Description

3.1	Amended and Restated Certificate of Incorporation

3.2	Bylaws

3.3	Certificate of Merger of XC Acquisition Corporation with and into Xcorporeal, Inc.

3.4	Amended and Restated Certificate of Incorporation of Xcorporeal, Inc. (now Xcorporeal Operations, Inc.)

4.1	Specimen of common stock certificate

14.1	Code of Ethics

23.1	Consent of BDO Seidman, LLP

23.2	Consent of Amisano Hanson, Chartered Accountants

99.1	Press release dated October 15, 2007

99.2	Chairman's letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  XCORPOREAL, INC.
Date: October 15, 2007

By:  /S/ ROBERT WEINSTEIN

Robert Weinstein
Chief Financial Officer